SUPPLEMENT DATED MARCH 1, 2013
to

PROSPECTUSES DATED APRIL 30, 2004
FOR COLUMBIA ALL-STAR, COLUMBIA ALL-STAR EXTRA, COLUMBIA ALL-STAR FREEDOM, COLUMBIA ALL-STAR TRADITIONS

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Pursuant to Board of Trustee and shareholder approval, effective at the close of business on April 26, 2013, Columbia Variable Portfolio – High Income Fund will merge into Columbia Variable Portfolio – Income Opportunities Fund and Columbia Variable Portfolio – Money Market Fund will merge into Columbia Variable Portfolio – Cash Management Fund.

Please retain this supplement with your prospectus for future reference.